FORECLOSED ASSETS - Foreclosed Assets (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Foreclosed Assets [Roll Forward]
Balance, beginning of year	$ 10,224	$ 7,042
Acquired through settlement of loans	100	10,088
Sales proceeds	(7,187)	(5,910)
Write-downs	0	(920)
Net gain (loss) on sales of foreclosed assets	(207)	76
Receivable from SBA	0	(152)
Balance, end of year	$ 2,930	$ 10,224